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Exhibit 99.1

HALO Industries, Inc.
November 2002

Case #02 B 12059

Exhibit A—Cash Flow Statement

HALO INDUSTRIES—DIP	Actual November	Budget November	Variance Fav/(Unfav)
CASH FLOW PROJECTIONS FOR THE WEEK ENDING
TOTAL CASH RECEIPTS	4,389	4,750	(360)
CASH REQUIREMENTS
PRODUCT	1,050	851	(199)
SUPPLIER DEPOSIT	—	—	—
PREPAYMENTS / A/P	—	—	—
SELLING EXPENSE
COMMISSIONS	206	266	61
WAGES	12	11	(1)
SEVERANCE	—	—	—
PAYROLL TAX	6	14	8
SALES ASST.	—	—	—
SAMPLE EXPENSE	4	11	6
MARKETING EXP	0	—	(0)
CATALOGS	1	5	4
ADVERTISING	14	5	(9)
AUTOMOBILE	—	—	—
TRAVEL	2	1	(0)
MEALS & ENT.	1	0	(0)
PROMOTION & BUS. EXP.	—	0	0
EXHIBITS & SHOWS	—	0	0
NATIONAL MEETING EXP.	—	—	—
REGIONAL EXP MEETING	—	0	0
REBATE, ROYALTIES & REFUNDS	9	38	29
RECRUITING EXPENSE	—	—	—
MONTHLY ALLOWANCE	—	—	—
TOTAL SELLING	255	353	98
G&A EXPENSES
WAGES	289	291	2
WAGES—SEVERANCE	58	68	10
BONUS	3	—	(3)
TEMP HELP	3	2	(1)
SALARY—OTHER	—	—	—
PAYROLL TAXES	15	21	6
EMPLOYEE BONUS	—	—	—
EDUCATION/TRAINING	—	—	—
401K EXP	—	1	1
GROUP INSURANCE	13	6	(7)
SELF INSURANCE CLAIMS	213	120	(93)
LIFE INSURANCE	—	—	—
OTHER EMPLOYEE BENEFITS	—	—	—
TRAVEL	6	10	3
M&E	3	6	3
AUTO EXP	—	—	—
RENT EXPENSE	—	—	—
RENT ADD ON EXP	2	2	(0)
UTILITIES	2	2	(0)
R&M & CAP EX	1	1	1
ALARM SERVICE	—	—	—
MOVING EXP	1	—	(1)
EQUIP RENTAL	2	1	(1)
REAL ESTATE TAXES	4	—	(4)
TELEPHONE	26	35	9
TELEPHONE REPAIRS	0	2	1
FREIGHT HOUSE	5	8	3
POSTAGE	5	3	(2)

COLLECTION EXP	—	1	1
BANK/CREDIT CARD FEES	27	6	(21)
OFFICE EXP	2	4	2
PRINTING/STATIONARY	1	4	3
DUES & SUBS	22	3	(19)
DATA LINES	8	6	(2)
COMPUTER SUPPLIES	—	0	0
COMPUTER SUPPORT	10	22	12
OFFICE SUPPLIES	1	4	3
ART SUPPLIES	—	0	0
SHOP SUPPLIES	—	—	—
SHIPPING SUPPLIES	1	5	4
PROFESSIONAL FEES	724	590	(133)
GEN LIAB & PROPERTY	110	—	(110)
BUS LICENSES & FEES	—	10	10
USE TAX/SALES TAX	23	60	37
CONTRIBUTIONS	—	0	0
INTEREST	—	—	—
MISCELLANEOUS	10	4	(6)
MANAGEMENT FEE/(RECEIPT)	(475)	(110)	365

TOTAL G&A	1,113	1,188	75

TOTAL CASH DISBURSEMENTS	2,417	2,392	(26)

NET CASH FLOW	1,972	2,358	(386)

LEE WAYNE	Actual November	Budget November	Variance Fav/(Unfav)
CASH FLOW PROJECTIONS FOR THE WEEK ENDING
TOTAL CASH RECEIPTS	4,499	3,971	527
CASH REQUIREMENTS
PRODUCT	2,916	2,605	(311)
SUPPLIER DEPOSITS	—	—	—
PREPAYMENTS	—	—	—
SELLING EXPENSE
COMMISSIONS	738	703	(34)
WAGES	43	38	(5)
SEVERANCE	—	—	—
PAYROLL TAX	4	5	0
SALES ASST.	—	—	—
SAMPLE EXPENSE	21	29	8
MARKETING EXP	2	5	3
CATALOGS	0	8	8
ADVERTISING	0	5	5
AUTOMOBILE	0	0	0
TRAVEL	5	6	2
MEALS & ENT.	1	2	1
PROMOTION & BUS. EXP.	—	—	—
EXHIBITS & SHOWS	3	12	8
NATIONAL MEETING EXP.	—	3	3
REGIONAL EXP MEETING	—	—	—
REBATE, ROYALTIES & REFUNDS	0	30	30
RECRUITING EXPENSE	1	1	(0)
MONTHLY ALLOWANCE	—	—	—
TOTAL SELLING	818	847	29
G&A EXPENSES
WAGES	211	198	(14)
WAGES—SEVERANCE	—	—	—
BONUS	—	—	—
TEMP HELP	—	1	1
SALARY—OTHER	—	—	—
PAYROLL TAXES	13	13	1
EMPLOYEE BONUS	—	—	—
EDUCATION/TRAINING	—	0	0
401K EXP	—	2	2
GROUP INSURANCE	0	11	10
SELF INSURANCE CLAIMS	—	—	—
LIFE INSURANCE	—	—	—
OTHER EMPLOYEE BENEFITS	—	—	—
TRAVEL	1	2	1
M&E	—	0	0
AUTO EXP	1	1	—
RENT EXPENSE	6	6	—
RENT ADD ON EXP	—	—	—
UTILITIES	3	3	(0)
R&M	6	8	2
ALARM SERVICE	—	—	—
MOVING EXP	—	1	1
EQUIP RENTAL	2	0	(2)
REAL ESTATE TAXES	—	—	—
TELEPHONE	31	37	6
TELEPHONE REPAIRS	—	1	1
FREIGHT HOUSE	13	13	0
POSTAGE	8	7	(1)

COLLECTION EXP	1	3	1
BANK/CREDIT CARD FEES	0	14	14
OFFICE EXP	4	6	3
PRINTING/STATIONARY	4	8	4
DUES & SUBS	3	1	(3)
DATA LINES	—	—	—
COMPUTER SUPPLIES	—	0	0
COMPUTER SUPPORT	1	4	3
OFFICE SUPPLIES	8	8	0
ART SUPPLIES	—	—	—
SHOP SUPPLIES	—	1	1
SHIPPING SUPPLIES	2	2	(0)
PROFESSIONAL FEES	—	6	6
GEN LIAB & PROPERTY	3	3	—
BUS LICENSES & FEES	0	1	0
USE TAX/SALES TAX	173	146	(27)
CONTRIBUTIONS	—	0	0
INTEREST	—	(0)	(0)
MISCELLANEOUS	10	0	(10)
MANAGEMENT FEE/(RECEIPT)	475	585	110

TOTAL G&A	980	1,092	112

TOTAL CASH DISBURSEMENTS	4,714	4,544	(170)

NET CASH FLOW	(216)	(573)	357

HALO Industries, Inc.
November 2002

Case #02 B 12059

Exhibit D—Statement of Inventory, Payroll Information Statement and Status of Payments to Secured Creditors and Lessors

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME:	HALO BRANDED SOLUTIONS	CASE NO.:	02 B 12059
FOR MONTH ENDING NOVEMBER, 2002

STATEMENT OF INVENTORY

Beginning inventory	$987,917.41
Add: purchases	$130,595.44
Less: goods sold (cost basis)	$265,432.36
Ending inventory	$853,080.49

PAYROLL INFORMATION STATEMENT

Gross payroll for this period	$480,233.37
Payroll taxes due but unpaid	$0.00 (Remitted to ADP)

STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

Name of Creditor/ Lessor	Date regular payment is due	Amount of Regular Payment	Number of Payments Delinquent*	Amount of Payments Delinquent*
LaSalle Bank N.A.	Monthly	Varies on activity	0	$0.00

*
Include only post-petition payments.

OPERATING REPORT

HALO Industries, Inc.
November 2002

Case #02 B 12059

Exhibit F—Tax Questionnaire and Related Tax Statements

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME:	HALO BRANDED SOLUTIONS	CASE NO.:	02 B 12059

          FOR MONTH ENDING NOVEMBER, 2002

TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.	Federal Income Taxes	Yes	(X)	No	( )
2.	FICA withholdings	Yes	(X)	No	( )
3.	Employee's withholdings	Yes	(X)	No	( )
4.	Employer's FICA	Yes	(X)	No	( )
5.	Federal Unemployment Taxes	Yes	(X)	No	( )
6.	State Income Tax	Yes	(X)	No	( )
7.	State Employee withholdings	Yes	(X)	No	( )
8.	All other state taxes	Yes	( )	No	(X)

        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

Item 8

  •
  Michigan Foreign Corporation Fee, $23,870 due May 15, 2002 (form not received until September).

  •
  Delaware Franchise Tax, $30,000 due September 1, 2002.

  •
  Illinois Foreign Corporation Fee, $56,533 due September 1, 2002.

  •
  The aforementioned taxes have not been paid pending resolution of issues relating to authorized, issued and outstanding stock and related capital, the basis for these taxes.

OPERATING REPORT

HA-LO INDUSTRIES, INC
IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:
October 1, 2002 to October 31, 2002

DATE SUBMITTED:	1/3/2003
DATE REQUIRED:	10/14/2002
Vendor #		Pay Day	Payable To/ Address	Total Amount of Check
PAYTO	13824	20	Alabama Department of Revenue Sales and Use Tax Division P.O. Box 831199 Birmingham, AL 35283-1199	$111.18
PAYTO	23922	20	Baldwin County Sales & Use Tax Department P.O. Box 369 Foley, AL 36536	$—
PAYTX	13840	20	Cullman County 402 Arnold Street NE PO Box 1206 Cullman, AL 35056-1206	$—
PAYTO	25578	20	Jefferson County Department of Revenue P.O. Box 830710 Birmingham, AL 35283-0710	$—
		20	Morgan County Sales Tax Office PO Box 1848 Decatur, AL. 35602	$—
PAYTO	13828	20	Tax Trust Acct Sales Tax Division PO Box 830725 Birmingham, AL. 35283-0725	$0.76
PAYTO	13826	20	City of Birmingham P.O. Box 10566 Birmingham, AL 35296-0001	$1.48
PAYTX	12790	20	City of Decatur Drawer 1059 PO Box 830822 Birmingham, AL 35283-0822	$—
PAYTO	13829	20	City of Huntsville City Clerk P.O. Box 040003 Huntsville, AL. 35804	$—
PAYTX	15880	20	Colorado Department of Revenue Taxpayer Service Division 1375 Sherman Street Denver, CO 80261	$118.00
PAYTO1	23382	20	City & County of Denver Department of Revenue, Treasury Division P. O. Box 17430 Denver, CO 80217-0430	$33.95

PAYTO	13834	20	State Tax Commission PO Box 76 Boise, ID 83707	$96.25
PAYTO	16885	20	Massachusetts Department of Revenue P.O. Box 7039 Boston, MA 02204	$595.66
PAYTX	14260	15	State of Michigan Dept 77802 Detroit, MI 48277-0003	$639.56
PAYTX	1994	20	Minnesota Department of Revenue Minnesota Sales and Use Tax P.O. Box 64622 St. Paul, MN 55146-4622	$315.00
PAYTO1	14259	15	North Carolina Department of Revenue PO Box 25000 Raleigh, NC 27640	$459.18
PAYTO	13837	20	New Jersey Sales Tax CN-999 Trenton, NJ 08646-0999	$613.97
PAYTX	13833	20	NYS Sales Tax Processing General Post Office PO Box 1208 New York, NY 10116-1208	$2,399.60
PAYTAX	3568	15	Treasurer of State of Ohio P.O. Box 16560 Columbus, OH 43266-00600	$284.68
PAYTO	13835	20	South Carolina Tax Commission SC Department of Revenue and Taxation Sales Tax Return Columbia, SC 29214-0102	$55.88
PAYTX	28769	20	Virginia Department of Taxation Processing Services Division PO Box 26626 Richmond, VA 23261-6626	$461.96
PAYTO	22156	25	State of Washington Department of Revenue PO Box 34051 Seattle, WA 98124-1051	$374.68
Qtrly PAYTX1	16090	30	City of Bellevue P.O. Box 34372 Seattle, WA 98124-1372	$—

Subtotal of checks required				6,561.79

EFT's			NO CHECKS ARE REQUIRED	EFT's
	24/30	24	California Board of Equalization	$4,324.00
PAYTX	10614	30	Commissioner of Revenue Services	$278.62
		20	Florida Dept of Revenue	$2,232.95
		20	Georgia Dept of Revenue	$1,993.83
Prepays	5/7/2002	7	Illinois Dept of Revenue	$—
Prepays	5/15/2002	15	Illinois Dept of Revenue	$—
Prepays	5/22/2002	22	Illinois Dept of Revenue	$—
Prepays	5/31/2002	31	Illinois Dept of Revenue	$—
		20	Illinois Dept of Revenue	$—
		20	Indiana Dept of Revenue	$534.56
		20	PA Dept of Revenue	$272.38
		20	Tennessee Department of Revenue	$1,606.00
		20	Texas Dept of Revenue	$4,160.51
		20	Wisconsin Department of Revenue	$185.61

Subtotal of EFTS				$15,588.46

Total Sales Tax Payments				$22,150.25

			Check Disbursements By Date:
			Check Disbursements Post Marked the 15th	$1,383.42
			Check Disbursements Post Marked the 20th	$4,803.69
			Check Disbursements Post Marked the 25th	$374.68
			Check Disbursements Post Marked the 30th	$—
			Check Disbursements Post Marked the 31st	$—
			Total Checks	$6,561.79

			EFT Disbursements By Date:
			EFT Disbursements Posted By Bank On 7th:	$—
			EFT Disbursements Posted By Bank On 8th:	$—
			EFT Disbursements Posted By Bank On 15th:	$—
			EFT Disbursements Posted By Bank On 20th:	$10,985.84
			EFT Disbursements Posted By Bank On 22nd:	$—
			EFT Disbursements Posted By Bank On 24th:	$4,324.00
			EFT Disbursements Posted By Bank On 30th:	$278.62
			EFT Disbursements Posted By Bank On 31th:	$—
			Total EFT Disbursements	$15,588.46

			Total Disbursements	$22,150.25

Lee Wayne Corporation
IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:
October 1, 2002 to October 31, 2002

DATE SUBMITTED:	1/3/2003
DATE REQUIRED:	10/14/2002
Vendor #		Pay Day	Payable To/ Address	Total Amount of Check
	64160	20	Alabama Department of Revenue Sales and Use Tax Division P.O. Box 831199 Birmingham, AL 35283-1199	$1,445.74
	8324	20	Baldwin County Sales & Use Tax Department P.O. Box 369 Foley, AL 36536	$—
Morgan		20	Morgan County Sales Tax Office P.O. Box 1848 Decatur, AL 35602	$34.27
	3839	20	Tax Trust Acct. Sales Tax Division PO Box 830725 Birmingham, AL 35283-0725	$371.15
Quarterly	65228	20	City of Birmingham P.O. Box 10566 Birmingham, AL 35296-0001	$—
	66096	20	City of Decatur Drawer 1059 PO Box 830822 Birmingham, AL 35283-0822	$178.49
CITYH		20	City of Huntsville City Clerk P.O. Box 040003 Huntsville, AL. 35804	$287.12
	61395	20	Arizona Department of Revenue PO Box 29010 Phoenix, AZ 85038	$2,577.95
	66073	20	Phoenix City Treasurer PO Box 29690 Phoenix, AZ 85038-9690	$168.03
	7753	20	City of Tempe Tax and License Office P.O. Box 29618 Phoenix, AZ 85038-9618	$85.10
	65556	20	Colorado Department of Revenue Taxpayer Service Division 1375 Sherman Street Denver, CO 80261	$1,436.00

	8463	20	City & County of Denver Department of Revenue, Treasury Division P. O. Box 17430 Denver, CO 80217-0430	$533.76
	64194	30	Commissioner of Revenue Services Department of Revenue Services P.O. Box 5030 Hartford, CT 06102-5030	$240.77
	65735	20	Georgia Sales & Use Tax Division Department of Revenue P.O. Box 105296 Atlanta, GA 30348	$3,243.26
IIAADE	20/30	20	Sales/Use Processing Iowa Dept. of Revenue and Finance P.O. Box 10412 Des Moines, IA 50306-0412	$590.28
	62370	20	Indiana Dept of Revenue P.O. Box 7218 Indianapolis, IN 46207-7218	$2,954.36
	62645	25	Kansas Department of Revenue Retailers Compensating Use Tax 915 Southwest Harrison St Topeka, KS 66625-0001	$3,305.97
	65157	20	Kentucky State Treasurer Revenue Cabinet Frankfort, KY 40619	$611.45
	5719	20	Department of Revenue and Taxation PO BOX 3138 Baton Rouge, LA 70821-3138	$2,851.00
	5732	20	City of Baton Rouge Parish of East Baton Rouge Revenue Division PO Box 2590 Baton Rouge, LA 70821	$1,858.11
	61177	20	Massachusetts Department of Revenue P.O. Box 7039 Boston, MA 02204	$2,251.34
	64189	20	State of MD—Comptroller of the Treasury Revenue Administration Division Remittance Processing Center 110 Carroll Street Annapolis, MD 21411-0001	$499.43
	63030	15	State of Michigan Dept 77802 Detroit, MI 48277-0003	$13,374.10

	63050	20	Minnesota Department of Revenue Minnesota Sales and Use Tax P.O. Box 64622 St. Paul, MN 55146-4622	$7,305.00
	61390 20/30	20	Missouri Department of Revenue Business Taxes Bureau P.O. Box 840 Jefferson City, MO 65105	$2,291.12
	63245	15	North Carolina Department of Revenue PO Box 25000 Raleigh, NC 27640	$4,373.96
	63242	30	Office of State Tax Commissioner State Capitol 600 East Boulevard Ave Bismarck, ND 58505-0599	$719.02
	65295	20	New Jersey Sales Tax CN-999 Trenton, NJ 08646-0999	$1,968.41
	65099	25	State of New Mexico Taxation and Revenue Department P.O. Box 25128 Santa Fe, NM. 87504-5128	$267.48
	65215	30	Nevada Department of Taxation P.O. Box 98560 Las Vegas, NV 89193-8560	$2,900.93
	63239	20	NYS Sales Tax Processing General Post Office PO Box 1208 New York, NY 10116-1208	$12,710.63
	65176	15	Treasurer of State of Ohio P.O. Box 16560 Columbus, OH 43266-00600	$9,207.33
	63330	15	Oklahoma Tax Commission Business Tax Division P.O. Box 26850 Oklahoma City, OK 73126-0850	$2,249.67
	64193	20	South Carolina Tax Commission SC Department of Revenue and Taxation Sales Tax Return Columbia, SC 29214-0102	$3,353.81
	64196	20	Tennessee Department of Revenue Andrew Jackson State Office Building Nashville, TN 37242	$11,282.00
Note: New Address	61175	20	Virginia Department of Taxation Processing Services Division PO Box 26626 Richmond, VA 23261-6626	$1,693.21

	64198	25	State of Washington Department of Revenue PO Box 34051 Seattle, WA 98124-1051	$2,234.51
Subtotal of checks required				$101,454.76

EFT's—NO CHECKS REQUIRED				EFT's

EFT Payment	64182 24/30	24	Board of Equalization PO Box 942879 Sacramento, CA 94279-0001	$39,036.00
EFT Payment	64187	20	Florida Dept. of Revenue 5050 W. Tennessee Street Tallahassee, FL 32314-6527	$4,218.69
EFT Prepayment		N/A	Illinois Department of Revenue Retailers Occupation Tax Springfield, Illinois 62796	$—
EFT Prepayment		N/A	Illinois Department of Revenue Retailers Occupation Tax Springfield, Illinois 62796	$—
EFT Prepayment		N/A	Illinois Department of Revenue Retailers Occupation Tax Springfield, Illinois 62796	$—
EFT Prepayment		N/A	Illinois Department of Revenue Retailers Occupation Tax Springfield, Illinois 62796	$—
EFT Payment	3/20/2002	20	Illinois Department of Revenue Retailers Occupation Tax Springfield, Illinois 62796	$(0.00)
EFT Payment	65156	20	PA Dept of Revenue Bureau of Receipts and Control Department of 280406 Harrisburg, PA 17128-0406	$14,558.52
	64195	20	State Treasurer John Sharp Comptroller of Public Accounts 111 E 17th Street Austin, TX 78774-0100	$13,171.77
	64945	20	Wisconsin Department of Revenue Drawer Number 389 Milwaukee, WI 53293	$706.74

Subtotal of EFT's required				$71,691.72

			Grand total	$173,146.48

Check Disbursements By Date:
Check Disbursements Post Marked the 15th	$29,205.06
Check Disbursements Post Marked the 20th	$62,581.02
Check Disbursements Post Marked the 25th	$5,807.96
Check Disbursements Post Marked the 30th	$3,860.72
Check Disbursements Post Marked the 31th	$—
Total Checks	$101,454.76

EFT Disbursements By Date:
EFT Disbursements Posted By Bank On 20th	$32,655.72
EFT Disbursements Posted By Bank On 24th	$39,036.00
EFT Disbursements Posted By Bank On 30th	$—
EFT Disbursements Posted By Bank On 31th	$—
Total EFT Disbursements	$71,691.72

Total Disbursements	$173,146.48

HALO Industries, Inc.
November 2002

Case #02 B 12059

Exhibit G—Profit and Loss Statement

HALO DIP
STATEMENT OF OPERATIONS
(Income Statement)
November 30, 2002

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$1,974,008	$137,796,367
Less: Returns and Allowances	—	(83)
Net Revenue	$1,974,008	$137,796,283
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	1,144,992	98,295,565
Gross Profit	829,016	39,500,719
OPERATING EXPENSES
Advertising	14,000	155,508
Auto and Truck Expenses	—	46,679
Bad Debts	13,793	4,974,813
Contributions
Employee Benefits Programs	83,983	3,136,647
Insider Compensation*	234,244	23,462,508
Insurance	29,436	742,931
Management Fee/Bonuses	10,833	1,695,244
Office Expense	30,782	331,881
Pension & Profit Sharing Plans
Repairs and Maintenance	4,486	549,142
Rent and Lease Expense	(170,113)	7,252,919
Salaries/Commission/Fees	450,357	15,764,179
Supplies	3,307	540,559
Taxes—Payroll	22,889	1,152,970
Taxes—Real Estate
Taxes—Other	985	653,398
Travel and Entertainment	7,904	905,659
Utilities	1,193	361,584
Other (attach schedule)	(8,265)	13,082,936
Total Operating Expenses Before Depreciation	729,815	74,809,559
Depreciation/Depletion/Amortization	229,009	6,563,640
Net Profit (Loss) Before Other Income & Expenses	(129,808)	(41,872,480)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	307	9,312
Interest Expense	3,219,313	5,193,146
Other Expense (attach schedule)	1,678,521	1,682,297
Net Profit (Loss) Before Reorganization Items	4,768,334	(34,987,725)
REORGANIZATION ITEMS
Professional Fees	951,802	13,839,045
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	(232,059)
Other Reorganization Expenses (attach schedule)	4,287	2,741,260
Total Reorganization Expenses	956,089	16,348,245
Income Taxes	—	—
Net Profit (Loss)	$3,812,245	$(51,335,971)

*
"Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
STATEMENT OF OPERATIONS — continuation sheet
November 30, 2002

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	—	27,216
Sample amortization	2,659	690,335
Marketing	—	10,472
Catalogs	15,933	5,376,593
Promotion and business development	—	25,145
Exhibit & show expenses	—	197,715
National meeting expense	—	—
Regional meeting expense	—	3,500
Royalty fees	(84,431)	235,046
Recruiting expense	100	908
Telemarketing—phone	195	5,966
Other selling expenses	—	(1)
Intercompany Selling Expense	—	—
Telephone/facsimile	66,232	2,587,639
Postage and freight	7,872	1,693,769
Bank fees/credit card charges	8,948	970,006
Computer expenses	10,800	534,344
Public company expenses	39,548	754,748
Other	398,879	5,958,108
Allocation Exp	(475,000)	(5,988,571)
Total Other	(8,265)	13,082,936

Events by HA-LO
STATEMENT OF OPERATIONS
(Income Statement)
November 30, 2002

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$—	$2,523,416
Less: Returns and Allowances	—	—
Net Revenue	$—	$2,523,416
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	—	1,572,316
Gross Profit	—	951,101
OPERATING EXPENSES
Advertising	—	—
Auto and Truck Expenses	—	7,000
Bad Debts	—	—
Contributions
Employee Benefits Programs	(562)	64,932
Insider Compensation*	—	277,042
Insurance	—	—
Management Fee/Bonuses	—	—
Office Expense	155	3,564
Pension & Profit Sharing Plans
Repairs and Maintenance	—	—
Rent and Lease Expense	—	7,811
Salaries/Commission/Fees	13,862	526,233
Supplies	—	1,025
Taxes—Payroll	2,154	58,156
Taxes—Real Estate
Taxes—Other	—	—
Travel and Entertainment	—	10,681
Utilities	—	105
Other (attach schedule)	16	165,489
Total Operating Expenses Before Depreciation	15,626	1,122,038
Depreciation/Depletion/Amortization	—	—
Net Profit (Loss) Before Other Income & Expenses	(15,626)	(170,937)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	—	—
Interest Expense	—	238,594
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	(15,626)	67,657
REORGANIZATION ITEMS
Professional Fees	—	—
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	—	—
Income Taxes	—	—
Net Profit (Loss)	$(15,626)	$67,657

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Events by HA-LO
STATEMENT OF OPERATIONS — continuation sheet
November 30, 2002

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	—	—
Sample amortization	—	—
Marketing	—	—
Catalogs	—	—
Promotion and business development	—	—
Exhibit & show expenses	—	—
National meeting expense	—	—
Regional meeting expense	—	—
Royalty fees	—	—
Recruiting expense	—	—
Telemarketing—phone	—	—
Other selling expenses	—	—
Intercompany Selling Expense	—	—
Telephone/facsimile	—	6,446
Postage and freight	16	1,319
Bank fees/credit card charges	—	(1,489)
Computer expenses	—	2,962
Public company expenses	—	—
Other	—	0
Allocation Exp	—	156,250
Total Other	16	165,489

Lee Wayne Co.
STATEMENT OF OPERATIONS
(Income Statement)
November 30, 2002

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$4,290,573	$68,956,815
Less: Returns and Allowances	—	—
Net Revenue	$4,290,573	$68,956,815
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	2,623,192	42,540,092
Gross Profit	1,667,381	26,416,723
OPERATING EXPENSES
Advertising	—	2,105
Auto and Truck Expenses	184	4,040
Bad Debts	17,185	448,525
Contributions
Employee Benefits Programs	26,533	604,409
Insider Compensation*	800,895	13,297,477
Insurance	(15,141)	132,873
Management Fee/Bonuses	—	—
Office Expense	11,207	164,718
Pension & Profit Sharing Plans
Repairs and Maintenance	7,143	150,060
Rent and Lease Expense	57,461	921,719
Salaries/Commission/Fees	222,187	3,928,668
Supplies	9,336	191,997
Taxes—Payroll	14,393	306,912
Taxes—Real Estate
Taxes—Other	817	11,581
Travel and Entertainment	7,143	203,769
Utilities	2,331	58,967
Other (attach schedule)	697,528	9,542,450
Total Operating Expenses Before Depreciation	1,859,203	29,970,270
Depreciation/Depletion/Amortization	112,975	1,779,541
Net Profit (Loss) Before Other Income & Expenses	(304,796)	(5,333,089)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	15,837	382,505
Interest Expense	(1,907)	(113,115)
Other Expense (attach schedule)	111,046	111,046
Net Profit (Loss) Before Reorganization Items	(179,820)	(4,952,652)
REORGANIZATION ITEMS
Professional Fees	1,491	75,467
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	1,491	75,467
Income Taxes	(72,500)	(1,991,900)
Net Profit (Loss)	$(108,811)	$(3,036,220)

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Lee Wayne Co.
STATEMENT OF OPERATIONS — continuation sheet
November 30, 2002

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	27,694	564,228
Sample amortization	—	—
Marketing	—	1,249
Catalogs	9,516	179,159
Promotion and business development	—	—
Exhibit & show expenses	16,119	229,695
National meeting expense	6,250	89,796
Regional meeting expense	—	—
Royalty fees	72,666	844,107
Recruiting expense	1,089	19,319
Telemarketing—phone	4,576	37,495
Other selling expenses	—	—
Intercompany Selling Expense	—	—
Telephone/facsimile	24,900	578,708
Postage and freight	23,522	338,799
Bank fees/credit card charges	16,912	328,688
Computer expenses	6,598	97,948
Public company expenses	10,000	20,250
Other	2,687	38,009
Allocation Exp	475,000	6,175,000
Total Other	697,528	9,542,450

Chapter 11
STATEMENT OF OPERATIONS
(Income Statement)
November 30,2002

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$6,264,582	$206,753,181
Less: Returns and Allowances	—	(83)
Net Revenue	$6,264,582	$206,753,098
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	3,768,184	140,835,656
Gross Profit	2,496,397	65,917,442
OPERATING EXPENSES
Advertising	14,000	158,519
Auto and Truck Expenses	184	50,719
Bad Debts	30,978	5,445,426
Contributions
Employee Benefits Programs	114,111	3,865,541
Insider Compensation*	1,035,139	36,759,985
Insurance	14,295	875,804
Management Fee/Bonuses	10,833	1,860,326
Office Expense	41,989	502,071
Pension & Profit Sharing Plans
Repairs and Maintenance	11,630	700,676
Rent and Lease Expense	117,848	8,411,347
Salaries/Commission/Fees	565,744	20,823,688
Supplies	12,643	732,557
Taxes—Payroll	32,208	1,536,043
Taxes—Real Estate
Taxes—Other	1,803	664,979
Travel and Entertainment	15,047	1,130,656
Utilities	3,524	432,336
Other (attach schedule)	684,550	22,660,768
Total Operating Expenses Before Depreciation	2,706,525	106,611,441
Depreciation/Depletion/Amortization	458,705	9,030,266
Net Profit (Loss) Before Other Income & Expenses	(668,832)	(49,724,265)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	16,144	392,523
Interest Expense	26,374	(239,344)
Other Expense (attach schedule)	1,789,567	1,793,344
Net Profit (Loss) Before Reorganization Items	1,163,252	(47,777,743)
REORGANIZATION ITEMS
Professional Fees	953,542	13,889,170
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	(232,059)
Other Reorganization Expenses (attach schedule)	4,287	2,741,260
Total Reorganization Expenses	957,830	16,398,371
Income Taxes	(72,500)	(1,991,900)
Net Profit (Loss)	$277,923	$(62,184,214)

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Chapter 11
STATEMENT OF OPERATIONS — continuation sheet
November 30, 2002

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	27,694	591,444
Sample amortization	2,659	690,335
Marketing	—	11,721
Catalogs	25,449	5,555,752
Promotion and business development	—	37,501
Exhibit & show expenses	16,119	427,409
National meeting expense	6,250	89,796
Regional meeting expense	—	3,500
Royalty fees	(11,764)	1,079,152
Recruiting expense	1,189	20,227
Telemarketing—phone	4,770	43,461
Other selling expenses	—	(1)
Intercompany Selling Expense	—	—
Telephone/facsimile	91,132	3,165,851
Postage and freight	31,394	2,032,408
Bank fees/credit card charges	25,859	1,298,755
Computer expenses	17,398	662,122
Public company expenses	49,548	774,998
Other	396,853	5,989,908
Allocation Exp	—	186,429
Total Other	684,550	22,660,768

Category: ACTUAL
Chapter 11
Consolidating Profit and Loss
November, 2002 M.MTD

	HALO DIP	Lee Wayne Co.	Chapter 11
Drop ship sales	1,558,941	3,865,455	5,424,396
Fulfillment sales	399,577	425,778	825,355
Other revenue	15,490	(660)	14,830
Net sales	1,974,008	4,290,573	6,264,582
Drop ship—COS	1,073,549	2,369,421	3,442,970
Fulfillment—COS	292,259	236,861	529,120
Other—COS	(207,422)	23,706	(183,716)
Freight—COS	(13,394)	(6,795)	(20,189)
Total Cost of sales	1,144,992	2,623,192	3,768,184
Gross Profit	829,016	1,667,381	2,496,397
Commissions and Salaries	234,244	800,895	1,035,139
Selling expenses other	(51,016)	144,570	93,555
Selling Expenses	183,229	945,465	1,128,694
Payroll & Benefits	459,783	263,114	722,897
Travel entertainment & auto	7,377	666	8,043
Occupancy	62,706	66,935	129,641
Communications	69,592	24,900	94,491
Postage and freight	7,872	23,522	31,394
Bad debt expense	13,793	17,185	30,978
Bank fees/credit card charges	8,948	16,912	25,859
Office expenses	30,782	11,207	41,989
Computer expenses	10,800	6,598	17,398
Supplies	3,307	9,336	12,643
Professional fees	952,052	1,491	953,542
Insurance	29,436	(15,141)	14,295
Public company expenses	39,548	10,000	49,548
Depreciation and amortization	345,730	112,975	458,705
Tax expenses, other	985	817	1,803
Other	398,879	2,687	401,567
Allocation expense inter/intra	(475,000)	475,000	0
General and administrative expenses	1,966,589	1,028,203	2,994,792
Non-recurring charge Acquisitions	3,350		3,350
Operating Income	(1,324,151)	(306,287)	(1,630,438)
Other income and (expenses)	1,710,885	124,976	1,835,861
Pretax income	386,734	(181,311)	205,423

Category: ACTUAL
Chapter 11
Consolidating Profit and Loss
November, 2002 M.YTD

	HALO DIP	Lee Wayne Co.	Chapter 11
Drop ship sales	43,046,044	40,243,954	83,289,998
Fulfillment sales	9,150,906	3,706,778	12,857,684
Other revenue	1,713,579	(2,016)	1,711,564
Net sales	53,910,530	43,948,716	97,859,246
Drop ship—COS	30,648,946	25,144,486	55,793,431
Fulfillment—COS	6,599,087	2,120,037	8,719,124
Other—COS	(401,771)	132,027	(269,744)
Freight—COS	106,016	(214,472)	(108,456)
Total Cost of sales	36,952,279	27,182,077	64,134,356
Gross Profit	16,958,251	16,766,639	33,724,890
Commissions and Salaries	7,743,391	8,236,818	15,980,209
Selling expenses other	781,115	1,350,136	2,131,251
Selling Expenses	8,524,506	9,586,954	18,111,460
Payroll & Benefits	12,084,581	3,144,158	15,228,739
Travel entertainment & auto	389,385	79,956	469,341
Occupancy	3,503,351	759,392	4,262,743
Communications	1,306,652	428,572	1,735,224
Postage and freight	1,009,996	256,699	1,266,695
Bad debt expense	4,695,946	283,337	4,979,283
Bank fees/credit card charges	477,568	212,580	690,148
Office expenses	86,683	90,875	177,558
Computer expenses	430,930	67,090	498,021
Supplies	211,244	125,873	337,116
Professional fees	8,411,176	37,192	8,448,369
Insurance	395,351	104,297	499,648
Public company expenses	495,339	19,750	515,089
Depreciation and amortization	4,398,877	1,231,168	5,630,045
Tax expenses, other	419,169	8,405	427,574
Other	1,291,087	20,189	1,311,275
Allocation expense inter/intra	(3,750,000)	3,800,000	50,000
General and administrative expenses	35,857,337	10,669,532	46,526,869
Non-recurring charge Acquisitions	2,508,863		2,508,863
Operating Income	(29,932,455)	(3,489,847)	(33,422,302)
Other income and (expenses)	1,330,698	284,173	1,614,871
Pretax income	(28,601,757)	(3,205,674)	(31,807,432)

HALO Industries, Inc.
November 2002

Case #02 B 12059

Exhibit H—Balance Sheet

HALO DIP
BALANCE SHEET
November 30, 2002

        The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	(691,383)	1,207,623
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	(4,288,614)	47,810,047
Notes Receivable	—	—
Inventories	1,202,666	12,658,204
Prepaid Expenses	1,974,333	7,755,134
Professional Retainers
Other Current Assets (attach schedule)	124,270,040	192,206,777
TOTAL CURRENT ASSETS	$122,467,042	$261,637,784
PROPERTY AND EQUIPMENT
Real Property and Improvements	140,475	3,942,889
Machinery and Equipment	14,487,070	16,998,197
Furniture, Fixtures and Office Equipment	4,216,687	9,717,576
Leasehold Improvements	1,183,638	4,153,447
Vehicles	16,467	77,208
Less Accumulated Depreciation	(14,538,849)	(16,663,533)
TOTAL PROPERTY & EQUIPMENT	$5,505,488	$18,225,785
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	14,402,358	233,583,342
TOTAL OTHER ASSETS	$14,402,358	$233,583,342
TOTAL ASSETS	142,374,887	$513,446,911
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE(Postpetition)
Accounts Payable	8,716,820	27,060,128
Taxes Payable (refer to FORM MOR-4)	(9,395,829)	(11,489,445)
Wages Payable	1,276,256	8,197,012
Notes Payable
Rent/Leases—Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	28,924,503	47,213,511
TOTAL POSTPETITION LIABILITIES	$29,521,749	$70,981,206
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	27,707,518	—
TOTAL PRE-PETITION LIABILITIES	$27,707,518	$—
TOTAL LIABILITIES	$57,229,267	$70,981,206
OWNER EQUITY
Capital Stock	470,592,994	470,592,994
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings—Pre-Petition	(52,961,304)	(18,714,695)
Retained Earnings—Postpetition	(28,601,757)	(27,067,242)
Adjustments to Owners Equity (attach schedule)	(303,884,312)	17,654,646
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$85,145,621	$442,465,703
TOTAL LIABILITIES AND OWNER'S EQUITY	142,374,888	$513,446,909

*
"Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
BALANCE SHEET — continuation sheet
November 30, 2002

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	2,030,000	—
Intercompany Receivable (Payable)	122,240,040	192,206,777
Other Current Assets	124,270,040	192,206,777
Other Assets
Intangible Assets	9,381,122	14,051,075
Officer advances	(3,036)	30,938
Sample Inventory	6,680	6,680
Marketable securities	—	25,000
Note receivable	1,912,477	(23)
CSV—Life insurance	—	1,202,742
Security deposits	395,497	287,341
Other assets—miscellaneous	(7,458)	5,748
Deferred taxes—non current	2,717,076	2,717,076
Investments	0	215,256,766
Other Assets	14,402,358	233,583,342
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	1,466,432	—
Book overdraft	—	—
Accounts payable—unvouchered receipts	61,356	574,217
Accounts payable—rebates receivable	(1,217,975)	(1,314,249)
Accounts payable—manual	1,433,817	9,916,853
Customer deposit	73,220	4,882,994
Accrued interest	—	4,742
Accrued WIP costs	105	—
Accrued expenses other	6,878,422	6,375,859
Due to Related Parties	15,000	—
Deferred Taxes—current	972,278	972,278
S/T Restructuring Reserve	17,704,678	9,213,061
Term loans	(291)	—
Line of credit	1,517,008	15,272,006
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	—	1,295,295
Deferred liabilities—other	20,455	20,455
Deferred payments—acquisitions	—	—
Deferred taxes—non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	28,924,503	47,213,511
Adjustments to Owner Equity
Unamortized compensation—SE	(935,620)	(1,035,620)
Cumulative translation adjustment	(1,075,569)	(290,092)
CTA—forecast category only	—	—
Retained Earnings—Other	(301,873,123)	18,980,358
Adjustments to Owner Equity	(303,884,312)	17,654,646

Events by HA-LO
BALANCE SHEET
November 30, 2002

        The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	737	3,318
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	49,891	773,836
Notes Receivable	—	—
Inventories	—	—
Prepaid Expenses	14,609	46,415
Professional Retainers
Other Current Assets (attach schedule)	1,969,351	2,336,788
TOTAL CURRENT ASSETS	$2,034,587	$3,160,358
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	—	—
Furniture, Fixtures and Office Equipment	—	—
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	—	—
TOTAL PROPERTY & EQUIPMENT	$—	$—
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	(10,504)	—
TOTAL OTHER ASSETS	$(10,504)	$—
TOTAL ASSETS	2,024,083	$3,160,358
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE(Postpetition)
Accounts Payable	(46,393)	—
Taxes Payable (refer to FORM MOR-4)	—	—
Wages Payable	(0)	508,022
Notes Payable
Rent/Leases—Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	19,424	715,335
TOTAL POSTPETITION LIABILITIES	$(26,969)	$1,223,356
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	46,393	—
TOTAL PRE-PETITION LIABILITIES	$46,393	$—
TOTAL LIABILITIES	$19,424	$1,223,356
OWNER EQUITY
Capital Stock	—	—
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings—Pre-Petition	2,128,661	1,581,035
Retained Earnings—Postpetition	(124,002)	355,967
Adjustments to Owners Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$2,004,660	$1,937,002
TOTAL LIABILITIES AND OWNER'S EQUITY	2,024,083	$3,160,358

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Events by HA-LO
BALANCE SHEET — continuation sheet
November 30, 2002

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	—	—
Intercompany Receivable (Payable)	1,969,351	2,336,788
Other Current Assets	1,969,351	2,336,788
Other Assets
Intangible Assets	—	—
Officer advances	—	—
Sample Inventory	—	—
Marketable securities	—	—
Note receivable	—	—
CSV—Life insurance	—	—
Security deposits	—	—
Other assets—miscellaneous	(10,504)	—
Deferred taxes—non current	—	—
Investments	—	—
Other Assets	(10,504)	—
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable—unvouchered receipts	—	—
Accounts payable—rebates receivable	—	—
Accounts payable—manual	19,424	15,146
Customer deposit	—	700,189
Accrued interest	—	—
Accrued WIP costs	—	—
Accrued expenses other	—	—
Due to Related Parties	—	—
Deferred Taxes—current	—	—
S/T Restructuring Reserve	—	—
Term loans	—	—
Line of credit	—	—
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	—	—
Deferred liabilities—other	—	—
Deferred payments—acquisitions	—	—
Deferred taxes—non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	19,424	715,335
Adjustments to Owner Equity
Unamortized compensation—SE	—	—
Cumulative translation adjustment	—	—
CTA—forecast category only	—	—
Retained Earnings—Other	—	—
Adjustments to Owner Equity	—	—

Lee Wayne Co.
BALANCE SHEET
November 30, 2002

        The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	(888,570)	(47,580)
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	7,873,689	7,922,872
Notes Receivable	—	—
Inventories	1,019,814	1,442,802
Prepaid Expenses	1,281,505	2,661,027
Professional Retainers
Other Current Assets (attach schedule)	2,568,226	2,876,123
TOTAL CURRENT ASSETS	$11,854,664	$14,855,244
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	771,416	773,080
Furniture, Fixtures and Office Equipment	1,025,087	1,048,477
Leasehold Improvements	419,704	32,432
Vehicles	35,599	18,923
Less Accumulated Depreciation	(1,384,804)	(1,023,870)
TOTAL PROPERTY & EQUIPMENT	$867,001	$849,041
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	6,432,676	7,824,737
TOTAL OTHER ASSETS	$6,432,676	$7,824,737
TOTAL ASSETS	19,154,341	$23,529,022
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	1,721,895	7,200,545
Taxes Payable (refer to FORM MOR-4)	311,233	2,237,016
Wages Payable	1,251,372	943,452
Notes Payable
Rent/Leases—Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	1,926,028	3,354,202
TOTAL POSTPETITION LIABILITIES	$5,210,528	$13,735,215
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	7,186,358	—
TOTAL PRE-PETITION LIABILITIES	$7,186,358	$—
TOTAL LIABILITIES	$12,396,885	$13,735,215
OWNER EQUITY
Capital Stock	—	—
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings—Pre-Petition	8,680,830	9,345,287
Retained Earnings—Postpetition	(1,923,374)	448,520
Adjustments to Owners Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$6,757,456	$9,793,807
TOTAL LIABILITIES AND OWNER'S EQUITY	19,154,341	$23,529,022

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Lee Wayne Co.
BALANCE SHEET — continuation sheet
November 30, 2002

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	—	—
Intercompany Receivable (Payable)	2,568,226	2,876,123
Other Current Assets	2,568,226	2,876,123
Other Assets
Intangible Assets	6,415,710	7,808,121
Officer advances	—	—
Sample Inventory	—	—
Marketable securities	—	—
Note receivable	—	—
CSV—Life insurance	—	—
Security deposits	16,966	16,616
Other assets—miscellaneous	—	—
Deferred taxes—non current	—	—
Investments	—	—
Other Assets	6,432,676	7,824,737
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable—unvouchered receipts	246,146	2,165,271
Accounts payable—rebates receivable	—	—
Accounts payable—manual	978,468	346,634
Customer deposit	94,012	145,207
Accrued interest	708	708
Accrued WIP costs	—	—
Accrued expenses other	440,462	247,482
Due to Related Parties	—	—
Deferred Taxes—current	—	—
S/T Restructuring Reserve	—	111,046
Term loans	—	(0)
Line of credit	0	—
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	—	—
Deferred liabilities—other	—	—
Deferred payments—acquisitions	143,408	315,028
Deferred taxes—non current	22,825	22,825
Reserve for Restructuring	—	—
Other Postpetition Liabilities	1,926,028	3,354,202
Adjustments to Owner Equity
Unamortized compensation—SE	—	—
Cumulative translation adjustment	—	—
CTA—forecast category only	—	—
Retained Earnings—Other	—	—
Adjustments to Owner Equity	—	—

Chapter 11
BALANCE SHEET
November 30, 2002

        The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	(1,579,952)	1,099,951
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	3,585,075	55,773,499
Notes Receivable	—	—
Inventories	2,222,479	14,101,006
Prepaid Expenses	3,255,838	10,584,478
Professional Retainers
Other Current Assets (attach schedule)	126,827,785	131,258,108
TOTAL CURRENT ASSETS	$134,311,225	$212,817,042
PROPERTY AND EQUIPMENT
Real Property and Improvements	140,475	3,942,889
Machinery and Equipment	15,258,486	19,011,257
Furniture, Fixtures and Office Equipment	5,241,774	10,365,612
Leasehold Improvements	1,603,343	4,185,879
Vehicles	52,065	96,131
Less Accumulated Depreciation	(15,923,653)	(17,687,403)
TOTAL PROPERTY & EQUIPMENT	$6,372,489	$19,914,364
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	20,835,034	26,224,254
TOTAL OTHER ASSETS	$20,835,034	$26,224,254
TOTAL ASSETS	161,518,748	$258,955,661
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	8,289,336	36,407,579
Taxes Payable (refer to FORM MOR-4)	(9,085,905)	(9,257,948)
Wages Payable	2,540,828	9,400,073
Notes Payable
Rent/Leases—Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	30,838,639	67,349,786
TOTAL POSTPETITION LIABILITIES	$32,582,899	$103,899,490
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	37,043,253	—
TOTAL PRE-PETITION LIABILITIES	$37,043,253	$—
TOTAL LIABILITIES	$69,626,152	$103,899,490
OWNER EQUITY
Capital Stock	470,592,994	470,592,994
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings—Pre-Petition	(345,825,798)	(63,637,469)
Retained Earnings—Postpetition	(30,525,132)	(269,509,474)
Adjustments to Owners Equity (attach schedule)	(2,349,468)	17,610,117
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$91,892,596	$155,056,168
TOTAL LIABILITIES AND OWNER'S EQUITY	161,518,748	$258,955,658

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Chapter 11
BALANCE SHEET — continuation sheet
November 30, 2002

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	2,030,000	—
Intercompany Receivable (Payable)	124,797,785	131,258,108
Other Current Assets	126,827,785	131,258,108
Other Assets
Intangible Assets	15,796,831	21,859,196
Officer advances	(3,036)	30,938
Sample Inventory	6,680	6,680
Marketable securities	—	25,000
Note receivable	1,912,477	(23)
CSV—Life insurance	—	1,202,742
Security deposits	412,464	303,957
Other assets—miscellaneous	(7,458)	5,748
Deferred taxes—non current	2,717,076	2,717,076
Investments	(0)	72,940
Other Assets	20,835,034	26,224,254
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	1,466,432	1,452,459
Book overdraft	—	—
Accounts payable—unvouchered receipts	307,502	2,739,488
Accounts payable—rebates receivable	(1,217,975)	(1,314,249)
Accounts payable—manual	2,400,393	10,263,487
Customer deposit	167,232	5,028,202
Accrued interest	708	5,449
Accrued WIP costs	105	—
Accrued expenses other	7,318,883	7,369,510
Due to Related Parties	15,000	—
Deferred Taxes—current	972,278	972,278
S/T Restructuring Reserve	17,704,678	22,415,283
Term loans	1,489,638	1,492,269
Line of credit	27,079	15,272,006
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	—	1,295,295
Deferred liabilities—other	20,455	20,455
Deferred payments—acquisitions	143,408	315,028
Deferred taxes—non current	22,825	22,825
Reserve for Restructuring	—	—
Other Postpetition Liabilities	30,838,639	67,349,786
Adjustments to Owner Equity
Unamortized compensation—SE	(935,620)	(1,035,620)
Cumulative translation adjustment	(1,086,050)	(334,621)
CTA—forecast category only	—	—
Retained Earnings—Other	(327,799)	18,980,358
Adjustments to Owner Equity	(2,349,468)	17,610,117

Category: ACTUAL
HALO DIP
Consolidated Balance Sheet
November, 2002 M.YTD
(unaudited)

	HALO with Detroit Integration	CCA — Birmingham	Events by HA-LO	HALO DIP
ASSETS CURRENT ASSETS
Cash and equivalents	(558,798)	0	737	(558,061)
Short-term investments	2,030,000			2,030,000
Receivables:
Trade receivables	(4,977,586)	(359,149)	49,891	(5,286,843)
Other receivables	999,585			999,585
Intercompany receivables	191,437,347	(27,619)	1,969,351	193,406,698
Inventory	1,157,402	45,263	1,202,666
Prepaid expenses and deposits	1,853,845	0	14,609	1,868,454
Current Assets	191,941,797	(341,505)	2,034,587	193,662,499
PROPERTY AND EQUIPMENT
Property and equipment	20,008,921	35,415		20,044,337
Accumulated Deprec Property & equipment	(14,530,712)	(8,137)		(14,538,849)
Total Property & Equipment, Net	5,478,210	27,278		5,505,488
Intangible assets, net	9,381,122			9,381,122
Other	220,215,566		(10,504)	220,205,062
Total Other assets	229,596,688		(10,504)	229,586,184
Total Assets	427,016,694	(314,227)	2,024,083	428,754,171
LIABILITIES CURRENT LIABILITIES
Accts Payable—Pre	26,277,960	1,383,165	46,393	27,707,518
Accts Payable—Post	7,335,982	(476,266)	(26,969)	6,832,748
Accrued Expenses:
Accrued commissions and wages	1,210,775		(0)	1,210,775
Accrued other expenses	(2,023,675)	6,512	0	(2,017,163)
Customer deposits	73,073	147	0	73,220
Due to Related Parties	15,000			15,000
Reserve for Restructuring	4,613,502			4,613,502
Total current liabilities	37,502,618	913,558	19,424	38,435,599
Long-Term Debt	26,788			26,788
Other Liabilities	20,455		0	20,455
SHAREHOLDERS' EQUITY
Preferred stock	48,660,690			48,660,690
Common stock	421,932,304			421,932,304
Unamortized compensation	(935,620)			(935,620)
Cumulative translation account	(1,103,188)	0		(1,075,569)
Retained Earnings—Ending	(72,115,463)	(8,199,673)	2,004,660	(78,310,477)
Liabilities and shareholders' equity	433,988,583	(7,286,115)	2,024,083	428,754,171

Category: ACTUAL
Chapter 11
Consolidated Balance Sheet
November, 2002 M.YTD
(unaudited)

	HALO DIP	Lee Wayne Co.	Chapter 11
ASSETS CURRENT ASSETS
Cash and equivalents	(691,383)	(888,570)	(1,579,952)
Short-term investments	2,030,000		2,030,000
Receivables:
Trade receivables	(5,286,700)	6,761,940	1,475,241
Other receivables	998,086	1,111,749	2,109,834
Intercompany receivables	122,240,040	2,568,226	124,808,266
Inventory	1,202,666	1,019,814	2,222,479
Prepaid expenses and deposits	1,974,333	1,281,505	3,255,838
Current Assets	122,467,042	11,854,664	134,321,706
PROPERTY AND EQUIPMENT
Property and equipment	20,044,337	2,251,806	22,296,142
Accumulated Deprec Property & equipment	(14,538,849)	(1,384,804)	(15,923,653)
Total Property & Equipment, Net	5,505,488	867,001	6,372,489
Intangible assets, net	9,381,122	6,415,710	15,796,831
Other	5,021,236	16,966	5,038,203
Total Other assets	14,402,358	6,432,676	20,835,034
Total Assets	142,374,887	19,154,341	161,529,229
LIABILITIES CURRENT LIABILITIES
Accts Payable—Pre	27,707,518	7,186,358	34,893,875
Accts Payable—Post	8,994,017	2,946,508	11,940,526
Accrued Expenses:
Accrued commissions and wages	1,276,256	1,251,372	2,527,628
Accrued other expenses	(1,545,025)	752,402	(792,623)
Customer deposits	73,220	94,012	167,232
Due to Related Parties	15,000		15,000
Reserve for Restructuring	17,704,678	0	17,704,678
Total current liabilities	54,225,663	12,230,652	66,456,315
Long-Term Debt	2,983,148	0	2,983,149
Other Liabilities	20,455	166,233	186,688
SHAREHOLDERS' EQUITY
Preferred stock	48,660,690		48,660,690
Common stock	421,932,304		421,932,304
Unamortized compensation	(935,620)	0	(935,620)
Cumulative translation account	(1,075,569)		(1,075,569)
Retained Earnings—Ending	(383,436,184)	6,757,456	(376,678,728)
Liabilities and shareholders' equity	142,374,888	19,154,341	161,529,229

QuickLinks

  Exhibit 99.1
November 2002 Cash Flow Statement
November 2002 Statement of Inventory, Payroll Information Statement and Status of Payments to Secured Creditors and Lessors
November 2002 Tax Questionnaire and Related Tax Statements
November 2002 Profit and Loss Statement
November 2002 Balance Sheet